LIMITED STOCK APPRECIATION RIGHTS AGREEMENT
                RELATING TO NON-QUALIFIED STOCK OPTIONS
           UNDER THE 1996 KEY EMPLOYEES' STOCK INCENTIVE PLAN

This Agreement confirms the grant on November 15, 1996 by COGNIZANT CORPORATION (the "Company") to:

                 name                  (the "Participant")

of Limited Stock Appreciation Rights ("LSAR's") with respect to the following ten-year non-qualified stock options to purchase shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), presently held by the Participant or granted to the Participant contemporaneously herewith under the 1996 Key Employees' Stock Incentive Plan for Cognizant Corporation and Subsidiaries ("1996 Plan"):

Date of Option Grant       Number of Shares       Option Exercise Price
--------------------       ----------------       ---------------------
November 15, 1996               Grant                    $33.375

Each LSAR represents the right to receive, in cash, upon exercise, the excess of the Tender Offer Price (as defined below) over the option exercise price of the above option to which the LSAR relates, such excess constituting the "Appreciation." These LSAR's are issued in accordance with and are subject to the terms of the 1996 Plan, which plan is incorporated herein by reference, and the following additional terms and conditions:

1. Each LSAR is related to an option (the "Related Option") to purchase the number of shares of Common Stock at the option exercise price per share indicated above.

2. These LSAR's may be exercised, in whole or in part, only on and after six months after the date of grant and during the 30-day period beginning on the first day following the acquisition of at least 20% of all outstanding shares of Common Stock pursuant to any tender or exchange offer for shares of Common Stock (other than one made by the Company), whether the Company does or does not support the offer. A tender or exchange offer filed with the Securities and Exchange Commission on Form 14D-1 (or successor form) shall be treated conclusively as a tender or exchange offer for purposes of this provision. Each LSAR is exercisable only if and to the extent the Related Option is exercisable. During the 30-day period when these LSAR's are exercisable, other stock appreciation rights relating to the Related Option shall not be exercisable.

3. To the extent exercisable, these LSAR's may be exercised from time to time by notice to the Company. The date a notice of exercise is received by the Company shall be the exercise date. At the time of payment of the Appreciation to the Participant, the Company shall require payment of any amount the Company may determine to be necessary to withhold for federal, state or local taxes as a result of the exercise of an LSAR.

4. Exercise of an LSAR shall reduce the number of shares of Common Stock covered by the Related Option and any other related stock appreciation right on a share for share basis. The exercise of a Related Option or of any other related stock appreciation right shall reduce the number of related LSAR's on the same basis.

5. The term "Tender Offer Price" when used herein shall mean the highest price paid for shares of Common Stock in any tender or exchange offer of the kind contemplated in Paragraph 2 above which is in effect at any time during the 60-day period preceding the date of exercise of an LSAR, provided that any securities or property which are part or all of the consideration paid for shares of Common Stock in any such tender or exchange offer shall be valued at the higher of (i) the valuation placed on such securities or property by the person making such offer or (ii) the valuation (for purposes hereof) placed on such securities or property by the Compensation & Benefits Committee of the Board of Directors of the Company.

6. These LSAR's are not transferable by the Participant and shall terminate when the Participant is no longer subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended.

7. All terms defined in the 1996 Plan and used herein shall have the same meaning, unless the context otherwise requires.

IN WITNESS HEREOF, Cognizant Corporation has caused this Agreement to be executed in duplicate by its officer thereunto duly authorized.


                                      COGNIZANT CORPORATION


                                      By _____________________________________
                                          SVP & Chief Human Resource Officer


The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Limited Stock Appreciation Rights Agreement.


-------------------------                -------------------------------------
           Date                                           name

             REPLACEMENT LIMITED STOCK APPRECIATION RIGHTS AGREEMENT
                                    UNDER THE
                    1996 KEY EMPLOYEES' STOCK INCENTIVE PLAN
                          FOR CERTAIN EMPLOYEES HOLDING
              THE DUN & BRADSTREET CORPORATION EQUITY-BASED AWARDS

This replacement limited stock appreciation rights agreement (the "Award Agreement") confirm the replacement limited stock appreciation rights award (the "Award") made as of November 1, 1996, by the Compensation & Benefits Committee (the "Committee") of the Board of Directors of Cognizant Corporation (the "Corporation") under the 1996 Cognizant Corporation Replacement Plan for Certain Employees Holding The Dun & Bradstreet Corporation Equity-Based Awards (the "Plan") to:

                       name         (the "Participant")

of replacement limited stock appreciation rights ("LSARs") with respect to the replacement stock options to purchase shares of Company common stock as indicated on the attached statement.

Each LSAR represents the right to receive, in cash, upon exercise, the excess of the Tender Offer Price (as defined below) over the option exercise price of the replacement stock option to which the LSAR relates, such excess constituting the "Appreciation." The LSARs are issued in accordance with and are subject to the terms of the Plan, which Plan is incorporated herein by reference, and the following additional terms and conditions:

1. Each LSAR is related to a replacement stock option (the "Related Option") to purchase the number of shares of Common Stock at the option exercise price per share indicated above.

2. The LSARs may be exercised, in whole or in part, only during the 30-day period beginning on the first day following the acquisition of at least 20% of all outstanding shares of Company common stock pursuant to any tender or exchange offer for shares of Company common stock (other than one made by the Company), whether the Company does or does not support the offer. A tender or exchange offer filed with the Securities and Exchange Commission on Form 14D-1 (or successor form) shall be treated conclusively as a tender or exchange offer for purposes of this provision. Each LSAR is exercisable only if and to the extent the Related Option is exercisable.

3. To the extent exercisable, these LSARs may be exercised from time to time by notice to the Company. The date a notice of exercise is received by the Company shall be the exercise date. At the time of payment of the Appreciation to the Participant, the Company shall require payment of any amount the Company may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of an LSAR.

4. Exercise of an LSAR shall reduce the number of shares of Common Stock covered by the Related Option and any other related stock appreciation right on a share for share basis. The exercise of a Related Option or of any other related stock appreciation right shall reduce the number of related LSARs on the same basis.

5. The term "Tender Offer Price" when used herein shall mean the highest price paid for shares of Company common stock in any tender or exchange offer of the kind contemplated in Paragraph 2 above which is in effect at any time during the 60-day period preceding the date of exercise of an LSAR, provided that any securities or property which are part or all of the consideration paid for shares of Company common stock in any such tender or exchange offer shall be valued at the higher of (i) the valuation placed on such securities or property by the person making such offer or (ii) the valuation (for purposes hereof) placed on such securities or property by the Committee.

6. These LSARs are not transferable by the Participant and shall terminate when the Participant is no longer subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended.

7. All terms defined in the Plan and used herein shall have the same meaning, unless the context otherwise requires.

IN WITNESS HEREOF, Cognizant Corporation has caused this Award Agreement to be executed in duplicate by its officer thereunto duly authorized.


                                      COGNIZANT CORPORATION


                                      By ______________________________________
                                           SVP & Chief Human Resource Officer


The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Award Agreement and acknowledges receipt of a copy of the prospectus related to the Plan.


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            Date                                        name